Provisions and other liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [abstract]
Provisions and other liabilities [Text Block]

19. Provisions and other liabilities

			2019			2018
	Restricted share units(i)	Deferred share units(i)	Environmental rehabilitation(iii)	Lease liabilities(iii)	Total	Restricted share units	Deferred share units	Total
	$	$	$	$	$	$	$	$
Balance - Beginning of period	32	3,462	-	-	3,494	4,343	3,325	7,668
Acquisition of Barkerville (Note 7)	-	-	20,549	-	20,549	-	-	-
Adoption of IFRS 16 (Note 4)	-	-	-	10,893	10,893	-	-	-
New liabilities	11	416	-	-	427	1,906	1,323	3,229
Accretion	-	-	89	-	89	-	-	-
Settlement of liabilities	(45)	(544)	-	(766)	(1,355)	(2,618)	(499)	(3,117)
RSU to be settled in equity	-	-	-	-	-	(2,426)	-	(2,426)
DSU to be settled in equity	-	(3,722)	-	-	(3,722)	-	-	-
Revision of estimates	2	388	(111)	-	279	(1,173)	(687)	(1,860)
Balance - End of period	-	-	20,527	10,127	30,654	32	3,462	3,494
Current portion	-	-	493	796	1,289	32	3,462	3,494
Non-current portion	-	-	20,034	9,331	29,365	-	-	-
	-	-	20,527	10,127	30,654	32	3,462	3,494

(i) Additional information on the Deferred Share Units ("DSU") and Restricted Share Units ("RSU") are presented in Note 21.

(ii) The environmental rehabilitation provision represents the legal and contractual obligations associated with the eventual closure of the Company's mining interests, plant and equipment and exploration and evaluation assets. As at December 31, 2019, the estimated inflation-adjusted undiscounted cash flows required to settle the environmental rehabilitation amounts to $23.4 million. The weighted average actualization rate used is 4.2% and the disbursements are expected to be made between 2020 and 2024 as per the current closure plans.

(iii) The lease liabilities are described in Note 4.